                                SECOND AMENDMENT


                  SECOND AMENDMENT (this "Amendment"), dated as of March 29, 2001, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company ("Holdings"), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the "Borrower"), the Banks party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and CREDIT SUISSE FIRST BOSTON (formerly known as Donaldson, Lufkin & Jenrette Securities Corporation), as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent and the Documentation Agent, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                               - - - - - - - - - -

                  WHEREAS, Holdings, the Borrower, the Banks, the Administrative Agent, the Documentation Agent and the Syndication Agent are parties to a Credit Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented to but not including the date hereof, the "Credit Agreement"); and

                  WHEREAS,   subject  to  the  terms  and   conditions  of  this
Amendment, the Banks wish to grant the waivers under the Credit Agreement and the parties hereto wish to amend the Credit Agreement as herein provided.

                  NOW, THEREFORE, it is agreed:

I.       AMENDMENTS AND WAIVER.

                  1. Section 8.04 of the Credit  Agreement is hereby  amended by
(x) deleting the word "and" appearing at the end of clause (xiv) of said Section, (y) inserting the word "and" at the end of clause (xv) of said Section and (z) inserting the following new clause (xvi) immediately following clause
(xv) of said Section:

                  "(xvi) any Subsidiary of the Borrower may become liable as a guarantor with respect to lease obligations of the Borrower or any other Subsidiary of the Borrower."

                  2. Section 8.07(a) of the Credit Agreement is hereby amended by inserting the following sentence at the end of said Section:

                  "Notwithstanding  anything to the  contrary  contained in this
         Section 8.07(a), the amount of all cash Capital Expenditures incurred during any fiscal period set forth in the table above in connection with the purchase of capital assets which are subsequently sold during such period shall be excluded from the calculation of Capital Expenditures for the purpose of this Section 8.07(a), to the extent of the net cash proceeds received by the Borrower and/or its respective Subsidiary in respect of such sale."

                  3. Section 8.10 of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein from March 31, 2001 through December 31, 2001, and inserting in lieu thereof the following:

                          "March 31, 2001                   0.85:1.00
                           June 30, 2001                    0.85:1.00
                           September 30, 2001               0.85:1.00
                           December 31, 2001                0.85:1.00"

                  4. The definition of "Consolidated Fixed Charges" appearing in
Section 10 of the Credit Agreement is hereby amended by inserting the text "(w) Consolidated Capital Expenditures incurred during such period in connection with the purchase of capital assets which are subsequently sold during such period, to the extent of the net cash proceeds received by the Borrower and/or its respective Subsidiary in respect of such sale," immediately after the text "(other than" appearing in clause (ii) of said definition.

II.      MISCELLANEOUS.

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  4. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) Holdings, the Borrower, the Administrative Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office, (ii) the Borrower shall have paid to each Bank which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on Thursday, March 29, 2001, a fee equal to 0.10% of the sum of (I) the aggregate principal amount of such Bank's outstanding Term Loans on the Second Amendment Effective Date, (II) such Bank's Revolving Loan Commitment on the Second Amendment Effective Date and
(III) such Bank's Tranche 2 Revolving Loan Commitment on the Second Amendment Effective Date, and (iii) the Borrower shall have paid in full to the Administrative Agent all costs, fees and expenses (including, without limitation, all reasonable out-of-pocket legal fees and expenses) payable to the Agents and the Banks to the extent then due.

                  5. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date, both before and after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, after giving effect to the waivers contained in this Amendment.

                  6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                      CONSOLIDATED CONTAINER HOLDINGS   LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      CONSOLIDATED CONTAINER COMPANY
                                      LLC


                                      By:  Consolidated Container Holdings LLC,
                                           as its Sole Member and Manager


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BANKERS TRUST COMPANY,
                                      Individually and as Administrative Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                      Individually and as Documentation Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      CREDIT SUISSE FIRST BOSTON (formally
                                      known as Donaldson, Lufkin & Jenrette
                                      Securities Corporation), Individually
                                      and   as Syndication Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      ATHENA CDO, LIMITED


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BANCO POPULAR DE PUERTO RICO


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      BANK AUSTRIA CREDITANSTALT


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BANK OF MONTREAL


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      THE BANK OF NEW YORK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      THE BANK OF NOVA SCOTIA


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      BANKBOSTON, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BANK POLSKA KASA OPIEKI, S.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BEDFORD CDO, LIMITED


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      CAPTIVA III FINANCE, LTD.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      CAPTIVA IV FINANCE, LTD.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      DG BANK

                                      DEUTSCHE GENOSSENSCHAFTSBANK AG


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      THE DAI-ICHI KANGYO BANK, LIMITED


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      EATON VANCE INSTITUTIONAL SENIOR LOAN


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      EATON VANCE SENIOR INCOME TRUST


                                      By:
                                         ---------------------------------------
                                      Name
                                      Title:

                                      ERSTE BANK DER OESTERREINCHISCHEN
                                      SPARKASSEN


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      FLEET NATIONAL BANK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      FIRSTRUST BANK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      FIRST UNION NATIONAL BANK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      BAYERESCHE HYPO-UND VEREINSBANK
                                      AG, NEW YORK BRANCH


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      THE INDUSTRIAL BANK OF JAPAN,
                                      LIMITED


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      ILLINOIS STATE UNIVERSITIES
                                      RETIREMENT SYSTEM


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      THE GOVERNOR AND COMPANY OF THE
                                      BANK OF IRELAND


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      KZH LANGDALE LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      KZH WATERSIDE LLC


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      NATIONAL CITY BANK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      NATEXIS BANQUE BFCE



                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      OAK BROOK BANK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SENIOR DEBT PORTFOLIO


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SEQUILS I, LTD.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      SUMITOMO TRUST & BANKING CO., LTD.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SUMMIT BANK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      TCW LEVERAGED INCOME TRUST L.P.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      TCW LEVERAGED INCOME TRUST II L.P.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      WEBSTER BANK


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title: